UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2015. The net asset value (NAV) at that date was $10.32 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $9.46.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2015	Year Ended December 31, 2015
Cohen & Steers Global Income Builder at NAV[a]	–5.36%	–1.70%
Cohen & Steers Global Income Builder at Market Value[a]	–11.87%	–10.43%
MSCI World Index—net[b]	–3.41%	–0.87%
Blended Benchmark—55% CBOE S&P 500 BuyWrite Index/15% S&P 500 Index/15% BofA Merrill Lynch Fixed-Rate Preferred Securities Index/15% MSCI EAFE Index[b]	0.78%	4.25%
S&P 500 Index[b]	0.15%	1.38%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes. The CBOE S&P 500 BuyWrite Index tracks the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The MSCI EAFE Index is an equity index which captures large- and mid-capitalization companies in developed market countries excluding the U.S. and Canada. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund's assets are allocated among five proprietary strategies: global large-cap value stocks, global real estate securities, global infrastructure stocks, global preferred securities and closed-end funds. As of December 31, 2015, 71% of the Fund's assets were invested in the global large cap value strategy.

Market Review

Stocks were volatile in 2015 as global markets struggled for steady momentum in a year of turmoil. A few major events stood out. Markets plunged in June when it became clear that Greece would default on a loan payment to the International Monetary Fund. In August, news of China's slowing economy, the government's unexpected devaluation of the yuan and downbeat manufacturing data disrupted global stock markets, battered developing-market currencies and sent energy and commodity prices tumbling. While equities rebounded in the third quarter, the ripple effects of China's weakening economy persisted, and many indexes ended the year near or below where they began.

In more news, the Federal Reserve (the Fed) finally raised the overnight federal funds rate by 0.25 percentage points, but the yield on 10-year Treasury notes rose a mere 0.10 percentage points for the year. The Fed's unanimous vote was based on steady U.S. economic growth and low unemployment, but showed concern for too-low inflation and the impact of the strong dollar on exports and manufacturing.

Fund Performance

The Fund had a negative return for the year on both an NAV and market price basis and underperformed its blended benchmark. At more than 70% of the Fund's assets, the large-cap value strategy was the main driver of performance. Within the strategy, our overweight and stock selection in the energy sector detracted from relative performance. Energy stocks were among the market's poorest performers, hindered by plummeting crude oil prices, growing stockpiles and a strong dollar.

Stock selection in the industrials sector also detracted from performance. We were underweight General Electric, which rose sharply on improving profits after it divested its banking operations. We were also overweight United Continental Holdings, which declined after Southwest Airlines announced

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

plans to increase capacity, possibly starting a market-share war in which profits would suffer. Stock selection in the consumer discretionary and materials sectors hindered performance as well. Stock selection in the consumer staples sector was relatively favorable, aided by our overweight in The Kroger Co., a grocery chain that rallied as the company continued to upwardly revise its guidance.

The Fund's allocation to global infrastructure stocks hampered its relative performance, due largely to our out-of-benchmark allocation to Teekay. The liquefied natural gas and crude oil shipping company declined sharply late in the year upon taking steps to manage its capital needs in the context of the fundamental energy market downturn and its rising cost of capital.

Impact of Derivatives on Fund Performance

The Fund sold covered call options on an index with the intention of earning option premiums to generate income to pay dividends and to reduce the volatility of the Fund's investments. In the 12-month period ended December 31, 2015, the use of these instruments significantly contributed to the Fund's performance.

The Fund also used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return during the 12-month period ended December 31, 2015.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund's performance for the 12-month period ended December 31, 2015.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities detracted significantly from absolute performance during the year. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar remained strong during the period, while most other currencies depreciated, particularly in resource-export economies such as Australia and Canada, as well as Europe. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

RICHARD E. HELM	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

YIGAL D. JHIRAD	DOUGLAS R. BOND
Portfolio Manager	Portfolio Manager

BEN MORTON	JON CHEIGH
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JASON A. YABLON
Portfolio Manager	Portfolio Manager

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2015, leverage represented 23% of the Fund's managed assets.

Leverage Factsa,b

Leverage (as a % of managed assets)	23%
Current Rate on Debt	1.1%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of December 31, 2015. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

December 31, 2015

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Visa, Class A	$5,435,635	1.8
Exxon Mobil Corp.	5,132,774	1.7
The Walt Disney Co.	5,074,629	1.6
Avago Technologies Ltd. (USD)	4,525,632	1.5
JPMorgan Chase & Co.	3,789,726	1.2
Nestle SA	3,735,517	1.2
Novartis AG	3,638,615	1.2
Allianz SE	3,613,699	1.2
Alphabet, Class A	3,578,846	1.2
Microsoft Corp.	3,414,572	1.1

a    Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

December 31, 2015

		Number of Shares	Value
COMMON STOCK	112.8%
AUSTRALIA	1.2%
ELECTRIC—REGULATED ELECTRIC	0.1%
Spark Infrastructure Group[a]		183,787	$255,634
MATERIALS—METALS & MINING	0.1%
BHP Billiton Ltd.[a]		29,287	376,911
REAL ESTATE	0.6%
DIVERSIFIED	0.1%
Dexus Property Group[a]		52,757	286,163
RETAIL	0.5%
Scentre Group[a]		168,838	512,110
Vicinity Centres[a]		221,025	448,388
Westfield Corp.[a]		22,836	157,110
			1,117,608
TOTAL REAL ESTATE			1,403,771
TOLL ROADS	0.4%
Transurban Group[a,b]		6,369	48,277
Transurban Group[a]		114,657	869,095
			917,372
TOTAL AUSTRALIA			2,953,688
CANADA	1.4%
CONSUMER—CYCLICAL—AUTOMOBILES	0.4%
Magna International		21,000	851,716
PIPELINES—C-CORP	1.0%
AltaGas Ltd.		17,028	380,260
Enbridge		26,726	888,484
TransCanada Corp.		38,021	1,241,721
			2,510,465
TOTAL CANADA			3,362,181
CHINA	0.7%
INFORMATION TECHNOLOGY—DIVERSIFIED FINANCIAL SERVICES	0.5%
Alibaba Group Holding Ltd. (Cayman Islands), ADR (USD)[b,c]		14,000	1,137,780

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
TOLL ROADS	0.2%
Jiangsu Expressway Co., Ltd., Class H (HKD)[a]		386,000	$518,055
TOTAL CHINA			1,655,835
FRANCE	5.5%
COMMUNICATIONS—SATELLITES	0.3%
Eutelsat Communications[a]		22,905	685,785
CONSUMER STAPLES	1.1%
Danone SAa,d		38,641	2,611,106
DIVERSIFIED	0.4%
LVMH Moet Hennessy Louis Vuitton SAa,d		6,500	1,020,957
ENERGY—OIL & GAS	0.6%
Total SAa,d		29,980	1,344,044
FINANCIAL—BANKS	0.9%
BNP Paribas[a,d]		36,900	2,087,703
HEALTH CARE—PHARMACEUTICALS	0.7%
Sanofi[a,d]		18,900	1,610,691
INDUSTRIALS—AEROSPACE & DEFENSE	0.7%
Airbus Group NVa		27,000	1,819,458
RAILWAYS	0.2%
Groupe Eurotunnel SAa,d		38,274	476,170
REAL ESTATE	0.6%
DIVERSIFIED	0.1%
Fonciere des Regions[a]		3,492	312,329
RETAIL	0.5%
Klepierre[a]		26,970	1,198,811
TOTAL REAL ESTATE			1,511,140
TOTAL FRANCE			13,167,054
GERMANY	4.7%
FINANCIAL	2.1%
BANKS	0.6%
Deutsche Bank AGa,d		59,800	1,452,222

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
INSURANCE	1.5%
Allianz SEa,d		20,500	$3,613,699
TOTAL FINANCIAL			5,065,921
HEALTH CARE—PHARMACEUTICALS	0.7%
Bayer AGa,d		13,000	1,623,574
INDUSTRIALS—ELECTRICAL EQUIPMENT	0.5%
Siemens AGa,d		11,700	1,131,926
MATERIALS—CHEMICALS	0.2%
BASF SEa,d		8,000	609,424
REAL ESTATE	0.3%
OFFICE	0.1%
Alstria Office REIT AGa,b		17,754	236,511
RESIDENTIAL	0.2%
Deutsche Wohnen AGa		19,477	538,574
TOTAL REAL ESTATE			775,085
TECHNOLOGY—SOFTWARE	0.9%
SAP AGa,d		26,300	2,086,987
TOTAL GERMANY			11,292,917
HONG KONG	2.2%
ENERGY—OIL & GAS	0.4%
CNOOC Ltd.[a,d]		854,000	888,822
INVESTMENT COMPANY—DIVERSIFIED FINANCIALS	0.5%
CK Hutchison Holdings Ltd. (Cayman Islands)[a]		83,005	1,113,613
REAL ESTATE	0.9%
DIVERSIFIED	0.5%
Cheung Kong Property Holdings Ltd.[a]		39,000	254,042
Henderson Land Development Co., Ltd.[a]		63,000	384,301
Sun Hung Kai Properties Ltd.[a]		43,404	522,534
			1,160,877
OFFICE	0.2%
Hongkong Land Holdings Ltd. (USD)[a]		63,598	444,091
RETAIL	0.2%
Link REIT[a]		84,000	502,417
TOTAL REAL ESTATE			2,107,385

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
TELECOMMUNICATION SERVICES	0.4%
China Mobile Ltd.[a,d]		96,500	$1,086,213
TOTAL HONG KONG			5,196,033
IRELAND	1.5%
HEALTH CARE	1.0%
HEALTH CARE EQUIPMENT & SERVICES	0.5%
Medtronic PLC (USD)[c]		14,400	1,107,648
PHARMACEUTICALS	0.5%
Perrigo Co. PLC (USD)[c]		7,700	1,114,190
TOTAL HEALTH CARE			2,221,838
INDUSTRIALS—BUILDING PRODUCTS	0.5%
Allegion PLC (USD)[c]		19,141	1,261,775
TOTAL IRELAND			3,483,613
ITALY	1.2%
COMMUNICATIONS—TOWERS	0.5%
Ei Towers S.p.A.[a,d]		10,951	705,564
RAI Way S.p.A., 144Ae		77,120	395,416
			1,100,980
GAS DISTRIBUTION	0.2%
Snam S.p.A.[a]		100,708	525,589
REAL ESTATE—DIVERSIFIED	0.1%
Beni Stabili S.p.A. (USD)[a]		365,550	275,522
RETAIL	0.4%
Luxottica Group SpA[a,d]		15,700	1,023,091
TOTAL ITALY			2,925,182
JAPAN	10.9%
AUTOMOTIVE	0.5%
Toyota Motor Corp.[a,d]		18,500	1,139,211
CONSUMER DISCRETIONARY—MEDIA	0.7%
CyberAgent[a,d]		42,500	1,751,107

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
FINANCIAL	2.0%
DIVERSIFIED FINANCIAL SERVICES	1.3%
Mitsubishi UFJ Financial Group[a,d]		176,200	$1,091,427
ORIX Corp.[a,d]		146,500	2,055,170
			3,146,597
INSURANCE	0.7%
NKSJ Holdings[a,d]		46,250	1,518,603
TOTAL FINANCIAL			4,665,200
HEALTH CARE—PHARMACEUTICALS	0.5%
Astellas Pharma[a,d]		81,100	1,154,520
INDUSTRIALS	3.2%
COMMERCIAL SERVICES & SUPPLIES	1.0%
Secom Co., Ltd.[a,d]		35,700	2,419,380
ELECTRICAL EQUIPMENT	2.2%
Fanuc Ltd.[a,d]		10,500	1,809,044
Murata Manufacturing Co., Ltd.[a,d]		10,400	1,496,364
Nidec Corp.[a,d]		27,900	2,023,196
			5,328,604
TOTAL INDUSTRIALS			7,747,984
RAILWAYS	0.2%
Central Japan Railway Co.[a]		3,300	585,862
REAL ESTATE	1.9%
DIVERSIFIED	1.3%
Activia Properties[a]		47	199,726
Mitsubishi Estate Co., Ltd.[a]		38,000	790,146
Mitsui Fudosan Co., Ltd.[a,d]		38,000	953,719
Sekisui House Ltd.[a,d]		74,000	1,244,218
			3,187,809
INDUSTRIALS	0.1%
GLP J-REIT[a]		198	191,607
OFFICE	0.3%
Hulic REIT[a]		286	399,082
Japan Prime Realty Investment Corp.[a]		60	204,895
			603,977

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
RETAIL	0.2%
AEON Mall Co., Ltd.[a]		14,800	$253,852
Japan Retail Fund Investment Corp.[a]		151	290,505
			544,357
TOTAL REAL ESTATE			4,527,750
TECHNOLOGY—ELECTRONIC EQUIPMENT & INSTRUMENTS	0.9%
Kyocera Corp.[a,d]		26,900	1,249,250
Sony Corp.[a,d]		40,500	995,360
			2,244,610
TELECOMMUNICATION SERVICES	1.0%
KDDI Corp.[a,d]		88,300	2,293,166
TOTAL JAPAN			26,109,410
JERSEY	0.9%
CONSUMER DISCRETIONARY—MEDIA
WPP PLC (GBP)[a,d]		96,500	2,219,671
MEXICO	0.9%
AIRPORTS	0.2%
Grupo Aeroportuario del Pacifico SAB de CV, ADR		4,390	387,549
COMMUNICATIONS—TOWERS	0.0%
Telesites SAB de CVb		28,670	18,698
CONSUMER—NON-CYCLICAL—RETAIL	0.4%
Wal-Mart de Mexico SAB de CV		410,600	1,036,357
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		573,400	402,573
TOLL ROADS	0.1%
OHL Mexico SAB de CVb		194,917	205,158
TOTAL MEXICO			2,050,335
NETHERLANDS	1.7%
MATERIALS—CHEMICALS	0.4%
LyondellBasell Industries NV, Class A (USD)[c]		12,700	1,103,630
REAL ESTATE	0.4%
DIVERSIFIED	0.1%
Nieuwe Steen Investments NVa		56,813	244,824

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
RETAIL	0.3%
Wereldhave NVa		12,202	$684,456
TOTAL REAL ESTATE			929,280
TECHNOLOGY—SEMICONDUCTORS	0.9%
NXP Semiconductors NV (USD)[b,c,d]		25,200	2,123,100
TOTAL NETHERLANDS			4,156,010
NEW ZEALAND	0.3%
AIRPORTS
Auckland International Airport Ltd.[a]		147,555	578,874
SINGAPORE	2.1%
REAL ESTATE	0.2%
DIVERSIFIED	0.1%
Capitaland Ltd.[a]		98,300	231,053
INDUSTRIALS	0.1%
Global Logistic Properties Ltd.[a]		200,798	303,237
TOTAL REAL ESTATE			534,290
TECHNOLOGY—SEMICONDUCTORS	1.9%
Avago Technologies Ltd. (USD)[c,d]		31,179	4,525,632
TOTAL SINGAPORE			5,059,922
SOUTH KOREA	0.3%
TECHNOLOGY—SEMICONDUCTORS
Samsung Electronics Co., Ltd. GDR, 144Ae		1,500	797,250
SPAIN	0.9%
FINANCIAL—BANKs	0.3%
Banco Santander Central Hispano SAa		135,474	666,447
GAS DISTRIBUTION	0.2%
Enagas SAa		14,430	407,040
REAL ESTATE—DIVERSIFIED	0.1%
Hispania Activos Inmobiliarios SAa,b		11,275	160,344
TOLL ROADS	0.3%
Ferrovial SAa,d		35,314	798,563
TOTAL SPAIN			2,032,394

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
SWEDEN	0.7%
COMMUNICATIONS—TELECOMMUNICATIONS
TeliaSonera ABa,d		314,800	$1,563,260
SWITZERLAND	6.7%
AIRPORTS	0.2%
Flughafen Zuerich AGa,d		737	552,980
CONSUMER—NON-CYCLICAL—FOOD	1.6%
Nestle SAa,d		50,320	3,735,517
FINANCIAL	2.3%
BANKS	0.4%
Credit Suisse Group AGa,d		48,673	1,048,512
INSURANCE	1.9%
ACE Ltd. (USD)[c]		25,000	2,921,250
Zurich Insurance Group AGa,d		6,300	1,618,469
			4,539,719
TOTAL FINANCIAL			5,588,231
HEALTH CARE—PHARMACEUTICALS	1.5%
Novartis AGa,d		42,300	3,638,615
INDUSTRIALS	1.1%
CONSTRUCTION MATERIALS	0.4%
LafargeHolcim Ltd. (EUR)[a,b]		17,577	889,130
ELECTRICAL COMPONENT & EQUIPMENT	0.7%
TE Connectivity Ltd. (USD)[c]		25,164	1,625,846
TOTAL INDUSTRIALS			2,514,976
TOTAL SWITZERLAND			16,030,319
UNITED KINGDOM	7.8%
CONSUMER STAPLES—BEVERAGE	0.9%
Diageo PLC[a,d]		76,700	2,094,503
CONSUMER—CYCLICAL—RETAIL	0.9%
Next PLC[a,d]		19,400	2,082,994
CONSUMER—NON-CYCLICAL—HOUSEHOLD PRODUCTS	1.1%
Reckitt Benckiser Group PLC[a,d]		29,000	2,683,262
ELECTRIC—REGULATED ELECTRIC	0.4%
National Grid PLC[a]		66,992	923,925

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
ENERGY—OIL & GAS	1.0%
BP PLC[a,d]		450,716	$2,342,227
FINANCIAL—BANKS	1.6%
Barclays PLC[a,d]		596,700	1,920,639
Lloyds Banking Group PLC[a]		1,875,000	2,017,488
			3,938,127
HEALTH CARE—PHARMACEUTICALS	1.0%
GlaxoSmithKline PLC[a,d]		116,977	2,362,448
REAL ESTATE	0.7%
DIVERSIFIED	0.4%
Hammerson PLC[a]		64,604	571,123
Land Securities Group PLC[a]		23,524	407,789
			978,912
OFFICE	0.1%
Derwent London PLC[a]		4,052	219,163
SELF STORAGE	0.2%
Big Yellow Group PLC[a]		33,901	402,117
TOTAL REAL ESTATE			1,600,192
WATER	0.2%
United Utilities Group PLC[a]		44,850	617,554
TOTAL UNITED KINGDOM			18,645,232
UNITED STATES	61.2%
COMMUNICATIONS	1.7%
TELECOMMUNICATION	0.7%
Verizon Communications[c]		36,199	1,673,118
TOWERS	1.0%
American Tower Corp.[c]		12,177	1,180,560
Crown Castle International Corp.[c]		13,251	1,145,549
			2,326,109
TOTAL COMMUNICATIONS			3,999,227

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
CONSUMER—CYCLICAL	7.2%
APPAREL	0.8%
Hanesbrands		29,400	$865,242
VF Corp.[d]		16,500	1,027,125
			1,892,367
AUTOMOBILES	0.4%
Ford Motor Co.[d]		74,200	1,045,478
HOME BUILDERS	0.6%
D.R. Horton[d]		44,900	1,438,147
MEDIA	2.6%
The Walt Disney Co.[c,d]		48,293	5,074,629
Time Warner[d]		15,500	1,002,385
			6,077,014
RESTAURANT	1.2%
Starbucks Corp.[d]		48,245	2,896,147
RETAIL	0.6%
Ross Stores[c,d]		28,300	1,522,823
SPECIALTY RETAIL	1.0%
Home Depot/The[c]		17,800	2,354,050
TOTAL CONSUMER—CYCLICAL			17,226,026
CONSUMER—NON-CYCLICAL	4.2%
FOOD PRODUCTS	2.1%
Kroger Co/The[c,d]		60,636	2,536,404
Tyson Foods, Class Ad		46,800	2,495,844
			5,032,248
RETAIL	2.1%
Costco Wholesale Corp.[c]		10,600	1,711,900
CVS Caremark Corp.[d]		28,399	2,776,570
Wal-Mart Stores[c,d]		8,197	502,476
			4,990,946
TOTAL CONSUMER—NON-CYCLICAL			10,023,194
DIVERSIFIED	0.3%
Macquarie Infrastructure Co. LLC		10,047	729,412

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
ELECTRIC	1.4%
INTEGRATED ELECTRIC	0.6%
NextEra Energy[d]		9,928	$1,031,420
Pattern Energy Group		22,400	468,384
			1,499,804
REGULATED ELECTRIC	0.8%
CMS Energy Corp.[d]		21,411	772,509
Edison International		8,487	502,515
Eversource Energy		11,108	567,286
			1,842,310
TOTAL ELECTRIC			3,342,114
ENERGY	4.0%
ENERGY EQUIPMENT & SERVICES	0.4%
Halliburton Co.[c]		29,800	1,014,392
OIL & GAS	3.6%
Anadarko Petroleum Corp.[d]		29,337	1,425,191
Exxon Mobil Corp.[d]		65,847	5,132,774
Noble Energy[c,d]		26,700	879,231
Valero Energy Corp.[c]		16,100	1,138,431
			8,575,627
TOTAL ENERGY			9,590,019
FINANCIAL	10.3%
BANKS	3.4%
Bank of America Corp.[d]		100,500	1,691,415
East West Bancorp[c]		23,800	989,128
Huntington Bancshares[c,d]		107,900	1,193,374
PNC Financial Services Group[d]		17,100	1,629,801
Wells Fargo & Co.[d]		49,087	2,668,369
			8,172,087
CREDIT CARD	0.7%
Discover Financial Services[c,d]		32,100	1,721,202

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	4.0%
Ameriprise Financial[d]		19,500	$2,075,190
BlackRock[d]		7,223	2,459,576
JPMorgan Chase & Co.[d]		57,394	3,789,726
Morgan Stanley[d]		34,000	1,081,540
			9,406,032
INSURANCE	2.2%
American International Group[d]		43,776	2,712,799
Assurant[c]		19,800	1,594,692
MGIC Investment Corp.[b,c]		117,200	1,034,876
			5,342,367
TOTAL FINANCIAL			24,641,688
GAS DISTRIBUTION	0.8%
Atmos Energy Corp.		12,671	798,780
Sempra Energy[d]		12,512	1,176,253
			1,975,033
HEALTH CARE	5.7%
BIOTECHNOLOGY	2.1%
Amgen[d]		10,700	1,736,931
Biogen[b,c]		3,200	980,320
Gilead Sciences[c]		21,700	2,195,823
			4,913,074
HEALTH CARE EQUIPMENT & SUPPLIES	1.0%
Zimmer Holdings[d]		23,530	2,413,943
HEALTH CARE PROVIDERS & SERVICES	1.7%
Aetna[d]		10,700	1,156,884
Cigna Corp.[d]		20,040	2,932,453
			4,089,337
HEALTHCARE PRODUCTS	0.9%
Thermo Fisher Scientific[d]		15,737	2,232,293
TOTAL HEALTH CARE			13,648,647

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
INDUSTRIALS	7.5%
AEROSPACE & DEFENSE	1.4%
General Dynamics Corp.[c,d]		23,500	$3,227,960
AIR FREIGHT & COURIERS	0.9%
FedEx Corp.[c]		14,600	2,175,254
AIRLINES	0.2%
United Continental Holdings[b,c,d]		8,624	494,155
COMMERCIAL SERVICES & SUPPLIES	1.4%
Equifax[c,d]		30,300	3,374,511
DIVERSIFIED MANUFACTURING	3.0%
General Electric Co.[d]		90,200	2,809,730
Honeywell International[d]		32,500	3,366,025
WW Grainger[c]		4,400	891,396
			7,067,151
ROAD & RAIL	0.6%
CSX Corp.[c,d]		40,200	1,043,190
Union Pacific Corp.		5,554	434,323
			1,477,513
TOTAL INDUSTRIALS			17,816,544
MATERIALS—CHEMICALS	1.5%
Ecolab[c]		9,800	1,120,924
Monsanto Co.[d]		23,781	2,342,904
			3,463,828
Pipelines—C-Corp	0.6%
Kinder Morgan		48,049	716,891
SemGroup Corp., Class A		8,327	240,317
Williams Cos. (The)[d]		20,977	539,109
			1,496,317
REAL ESTATE	6.5%
DIVERSIFIED	0.4%
Vornado Realty Trust		9,279	927,529

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
HEALTH CARE	0.7%
HCP		8,159	$312,000
Healthcare Trust of America, Class A		8,627	232,670
Omega Healthcare Investors		21,192	741,296
Welltower		6,164	419,337
			1,705,303
HOTEL	0.2%
Host Hotels & Resorts		25,293	387,995
OFFICE	0.7%
Douglas Emmett		12,624	393,616
Empire State Realty Trust, Class A		13,458	243,186
Kilroy Realty Corp.		10,338	654,189
SL Green Realty Corp.		3,823	431,923
			1,722,914
RESIDENTIAL	1.7%
APARTMENT	1.5%
Apartment Investment & Management Co.		17,144	686,274
Education Realty Trust		8,972	339,859
Equity Residential[c]		15,113	1,233,070
Mid-America Apartment Communities		4,514	409,916
Starwood Waypoint Residential Trust		7,841	177,520
UDR		18,894	709,848
			3,556,487
MANUFACTURED HOME	0.2%
Sun Communities		7,677	526,105
TOTAL RESIDENTIAL			4,082,592
SELF STORAGE	0.7%
Extra Space Storage		7,732	682,039
Public Storage[c]		4,044	1,001,699
			1,683,738

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
SHOPPING CENTERS	1.8%
COMMUNITY CENTER	0.7%
Brixmor Property Group		15,768	$407,130
DDR Corp.		38,665	651,119
Regency Centers Corp.		10,321	703,066
			1,761,315
FREE STANDING	0.1%
Spirit Realty Capital		29,836	298,957
REGIONAL MALL	1.0%
General Growth Properties		9,674	263,229
Macerich Co. (The)		5,206	420,072
Simon Property Group[c]		8,311	1,615,991
			2,299,292
TOTAL SHOPPING CENTERS			4,359,564
SPECIALTY	0.3%
CyrusOne		5,655	211,780
Four Corners Property Trust[b]		4,058	98,041
QTS Realty Trust, Class A		5,845	263,668
			573,489
TOTAL REAL ESTATE			15,443,124
SHIPPING	0.1%
Teekay Corp. (Marshall Islands)		25,478	251,468
TECHNOLOGY	9.2%
COMPUTERS	2.8%
Apple[d]		28,800	3,031,488
Cadence Design Systems[b,c]		71,500	1,487,915
EMC Corp.[c]		38,800	996,384
HPd		91,200	1,079,808
			6,595,595
INFORMATION SERVICES	0.5%
Expedia[c]		8,800	1,093,840
INTERNET SERVICE PROVIDER	1.5%
Alphabet, Class Ab,d		4,600	3,578,846

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
SERVICES	2.3%
Visa, Class Ad		70,092	$5,435,635
SOFTWARE	1.4%
Microsoft Corp.[c,d]		61,546	3,414,572
TELECOMMUNICATION EQUIPMENT	0.7%
QUALCOMM[c]		34,600	1,729,481
TOTAL TECHNOLOGY			21,847,969
WATER	0.2%
American Water Works Co.		9,799	585,490
TOTAL UNITED STATES			146,080,100
TOTAL COMMON STOCK (Identified cost—$242,701,127)			269,359,280
CLOSED-END FUNDS—UNITED STATES	2.7%
COVERED CALL	0.4%
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		18,007	275,507
Eaton Vance Tax-Managed Diversified Equity Income Fund		24,367	272,910
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund[d]		8,672	97,387
Eaton Vance Tax-Managed Global Diversified Equity Income Fund[d]		30,312	268,261
			914,065
EQUITY TAX—ADVANTAGED	0.4%
Eaton Vance Tax-Advantaged Dividend Income Fund[c]		17,326	335,085
Eaton Vance Tax-Advantaged Global Dividend Income Fund		6,307	97,885
Gabelli Dividend & Income Trust[d]		14,646	270,365
John Hancock Tax-Advantaged Dividend Income Fund		9,520	195,826
			899,161
GLOBAL HYBRID (GROWTH & INCOME)	0.0%
Clough Global Opportunities Fund		8,639	90,191
INVESTMENT GRADE	0.0%
PIMCO Corporate and Income Opportunity Fund		4,724	63,018

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
MASTER LIMITED PARTNERSHIPS	0.2%
First Trust Energy Income and Growth Fund		16,090	$370,070
Kayne Anderson MLP Investment Company		6,585	113,855
			483,925
MULTI-SECTOR	0.5%
AllianzGI Convertible & Income Fund[d]		29,819	165,197
PIMCO Dynamic Credit Income Fund		20,013	360,834
PIMCO Dynamic Income Fund		5,383	147,279
PIMCO Income Opportunity Fund[d]		13,261	280,735
PIMCO Income Strategy Fund II		34,833	305,486
			1,259,531
MUNICIPAL	0.2%
BlackRock MuniHoldings Investment Quality Fund		12,837	186,522
Eaton Vance Municipal Bond Fund		15,000	194,700
PIMCO Municipal Income Fund II		16,506	206,490
			587,712
PREFERRED	0.2%
Nuveen Preferred Income Opportunities Fund		41,394	379,169
REAL ESTATE	0.2%
CBRE Clarion Global Real Estate Income Fund		16,968	129,636
Nuveen Real Estate Income Fund		24,336	258,448
			388,084
SENIOR LOAN	0.1%
Nuveen Credit Strategies Income Fund		30,932	242,507
U.S. GENERAL EQUITY	0.5%
Consumer Discretionary Select Sector SPDR Fund		3,787	295,954
Gabelli Equity Trust		46,154	245,077
SPDR S&P 500 ETF Trust[c]		2,282	465,277
Vanguard S&P 500 ETF Trust		889	166,181
			1,172,489
TOTAL CLOSED-END FUNDS (Identified cost—$6,869,792)			6,479,852

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	5.8%
GERMANY	0.6%
BANKS—FOREIGN
Deutsche Bank Contingent Capital Trust III, 7.60% (USD)		57,905	$1,531,008
UNITED KINGDOM	1.0%
BANKS—FOREIGN
Barclays Bank PLC, 7.10%, Series III (USD)		27,363	710,617
RBS Capital Funding Trust VII, 6.08%, Series G (USD)[c]		63,369	1,579,790
			2,290,407
UNITED STATES	4.2%
BANKS	1.1%
Bank of America Corp., 6.50%, Series Y		60,000	1,603,200
Wells Fargo & Co., 5.85%		40,000	1,044,800
			2,648,000
ELECTRIC	1.1%
INTEGRATED ELECTRIC	0.4%
Integrys Holdings, 6.00%, due 8/1/73		35,750	923,916
REGULATED ELECTRIC	0.7%
Southern Co./The, 6.25%, due 10/15/75[c]		60,000	1,613,400
TOTAL ELECTRIC			2,537,316
FINANCIAL	0.4%
Morgan Stanley, 6.375%, Series I		40,000	1,061,600
INDUSTRIALS—CHEMICALS	0.4%
CHS, 7.10%, Series II		35,984	981,284
INSURANCE—MULTI-LINE	0.4%
PartnerRe Ltd., 7.25%, Series E		34,664	990,350
INTEGRATED TELECOMMUNICATIONS SERVICES	0.0%
Qwest Corp., 6.625%, due 9/15/55		150	3,777

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
REAL ESTATE—DIVERSIFIED	0.8%
Colony Financial, 8.50%, Series Ad		29,928	$747,302
VEREIT, 6.70%, Series Fc		45,000	1,107,000
			1,854,302
TOTAL UNITED STATES			10,076,629
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$13,451,940)			13,898,044
PREFERRED SECURITIES—CAPITAL SECURITIES	7.3%
AUSTRALIA	0.8%
INSURANCE-FOREIGN
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (USD)		1,755,000	1,838,363
FRANCE	0.9%
BANKS—FOREIGN	0.4%
BNP Paribas, 7.375%, 144A (USD)[e]		1,000,000	1,027,500
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.5%
La Mondiale, 7.625% (USD)		1,000,000	1,078,115
TOTAL FRANCE			2,105,615
JAPAN	0.1%
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (USD)[e]		200,000	206,286
SWITZERLAND	1.2%
BANKS—FOREIGN	0.8%
UBS Group AG, 7.125% (USD)		1,900,000	1,995,000
INSURANCE—REINSURANCE—FOREIGN	0.4%
Aquarius + Investments PLC, 8.25% (USD)		910,000	992,582
TOTAL SWITZERLAND			2,987,582
UNITED KINGDOM	1.7%
BANKS—FOREIGN
Barclays Bank PLC, 7.625%, due 11/21/22 (USD)		800,000	912,500
Royal Bank of Scotland Group PLC, 7.50% (USD)		1,000,000	1,043,750
Royal Bank of Scotland Group PLC, 8.00% (USD)		2,050,000	2,173,000
			4,129,250

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

		Number of Shares	Value
UNITED STATES	2.6%
BANKS	0.9%
Bank of America Corp., 6.50%, Series Z		2,037,000	$2,149,035
INSURANCE—LIFE/HEALTH INSURANCE	1.7%
MetLife, 5.25%, Series C		3,000,000	3,060,000
Prudential Financial, 5.625%, due 6/15/43		1,000,000	1,025,000
			4,085,000
TOTAL UNITED STATES			6,234,035
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$17,037,720)			17,501,131
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.07%[f]		2,100,000	2,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,100,000)			2,100,000
TOTAL INVESTMENTS (Identified cost—$282,160,579)	129.5%		309,338,307
WRITTEN OPTION CONTRACTS	(1.3)		(3,220,050)
LIABILITIES IN EXCESS OF OTHER ASSETS	(28.2)		(67,328,148)
NET ASSETS (Equivalent to $10.32 per share based on 23,142,068 shares of common stock outstanding)	100.0%		$238,790,109
		Number of Contracts
WRITTEN OPTION CONTRACTS—UNITED STATES	(1.3)%
S&P 500 Index, Call, USD Strike Price 2,025, expires 1/15/16		725	$(2,907,250)
S&P 500 Index, Call, USD Strike Price 2,040, expires 1/15/16		100	(312,800)
TOTAL WRITTEN OPTION CONTRACTS (Premiums received—$2,727,771)			$(3,220,050)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

ETF  Exchange-Traded Fund

EUR  Euro Currency

GBP  Great British Pound

GDR  Global Depositary Receipt

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

REIT  Real Estate Investment Trust

SPDR  Standard & Poor's Depositary Receipt

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 41.8% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  All or a portion of the security is pledged as collateral in connection with written option contracts. $40,708,541 in aggregate has been pledged as collateral.

d  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $141,965,554 in aggregate has been pledged as collateral.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

f  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2015

Sector Summary	% of Managed Assets
Financial (Common)	15.1
Technology (Common)	10.9
Industrials (Common)	10.5
Real Estate (Common)	9.5
Health Care (Common)	8.5
Consumer—Cyclical (Common)	6.5
Consumer—Non-Cyclical (Common)	5.7
Energy (Common)	4.6
Banks—Foreign (Preferred)	3.6
Communications (Common)	2.4
Closed-End Funds	2.1
Insurance (Preferred)	2.1
Materials (Common)	1.8
Banks (Preferred)	1.6
Consumer Staples (Common)	1.5
Electric (Common)	1.5
Pipelines—C-Corp (Common)	1.3
Consumer Discretionary (Common)	1.3
Telecommunication Services (Common)	1.2
Gas Distribution (Common)	0.9
Electric (Preferred)	0.8
Toll Roads (Common)	0.8
Real Estate (Preferred)	0.6
Insurance-Foreign (Preferred)	0.6
Diversified (Common)	0.6
Airports (Common)	0.5
Water (Common)	0.4
Automotive (Common)	0.4
Information Technology (Common)	0.4
Investment Company (Common)	0.4
Other	0.3
Railways (Common)	0.3
Financial (Preferred)	0.3
Retail (Common)	0.3
Insurance—Multi-Line (Preferred)	0.3
Industrials (Preferred)	0.3
Shipping (Common)	0.1
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS:
Investments in securities, at value (Identified cost—$282,160,579)	$309,338,307
Cash	2,266,191
Foreign currency, at value (Identified cost—$128,755)	126,108
Receivable for:
Dividends and interest	796,022
Investment securities sold	271,932
Other assets	6,199
Total Assets	312,804,759
LIABILITIES:
Written option contracts, at value (Premiums received—$2,727,771)	3,220,050
Payable for:
Revolving credit agreement	69,800,000
Dividends declared	380,819
Investment management fees	266,050
Investment securities purchased	108,594
Interest expense	63,087
Administration fees	21,284
Directors' fees	113
Other liabilities	154,653
Total Liabilities	74,014,650
NET ASSETS	$238,790,109
NET ASSETS consist of:
Paid-in capital	$271,802,724
Dividends in excess of net investment income	(26,526)
Accumulated net realized loss	(59,655,477)
Net unrealized appreciation	26,669,388
$238,790,109
NET ASSET VALUE PER SHARE:
($238,790,109 ÷ 23,142,068 shares outstanding)	$10.32
MARKET PRICE PER SHARE	$9.46
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(8.33)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Investment Income:
Dividend income (net of $319,640 of foreign withholding tax)	$7,956,080
Interest income (net of $205 of foreign withholding tax)	722,951
Total Investment Income	8,679,031
Expenses:
Investment management fees	3,348,231
Interest expense	668,649
Administration fees	340,314
Professional fees	112,819
Custodian fees and expenses	95,875
Shareholder reporting expenses	64,771
Transfer agent fees and expenses	21,204
Directors' fees and expenses	18,460
Line of credit fees	15,520
Registration and filing fees	9,021
Miscellaneous	60,291
Total Expenses	4,755,155
Net Investment Income	3,923,876
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,606,820
Written option contracts	9,556,587
Foreign currency transactions	(182,287)
Net realized gain	17,981,120
Net change in unrealized appreciation (depreciation) on:
Investments	(25,918,101)
Written option contracts	(1,310,702)
Foreign currency translations	3,555
Net change in unrealized appreciation (depreciation)	(27,225,248)
Net realized and unrealized loss	(9,244,128)
Net Decrease in Net Assets Resulting from Operations	$(5,320,252)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$3,923,876	$5,023,701
Net realized gain	17,981,120	15,367,047
Net change in unrealized appreciation (depreciation)	(27,225,248)	(9,386,759)
Net increase (decrease) in net assets resulting from operations	(5,320,252)	11,003,989
Dividends and Distributions to Shareholders from:
Net investment income	(22,454,297)	(21,589,877)
Return of capital	(3,454,326)	(4,216,422)
Total dividends and distributions to shareholders	(25,908,623)	(25,806,299)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	445,142	862,609
Total decrease in net assets	(30,783,733)	(13,939,701)
Net Assets:
Beginning of year	269,573,842	283,513,543
End of year[a]	$238,790,109	$269,573,842

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $26,526 and $10,077, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2015

Decrease in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(5,320,252)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(258,898,220)
Net purchases, sales and maturities of short-term investments	(300,000)
Net amortization of premium on investments	17,537
Proceeds from sales and maturities of long-term investments	269,730,539
Net decrease in dividends and interest receivable and other assets	19,127
Net decrease in interest expense payable, accrued expenses and other liabilities	(18,015)
Increase in premiums received from written option contracts	198,148
Net change in unrealized depreciation on written option contracts	1,310,702
Net change in unrealized depreciation on investments	25,918,101
Net realized gain on investments	(8,606,820)
Cash provided by operating activities	24,050,847
Cash Flows from Financing Activities:
Dividends and distributions paid	(25,082,662)
Decrease in cash	(1,031,815)
Cash at beginning of year (including foreign currency)	3,424,114
Cash at end of year (including foreign currency)	$2,392,299

Supplemental Disclosure of Cash Flow Information:

During the year ended December 31, 2015, interest paid was $661,577.

During the year ended December 31, 2015, reinvestment of dividends was $445,142.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.67	$12.31	$11.33	$10.67	$11.96
Income (loss) from investment operations:
Net investment income	0.17 [a]	0.22 [a]	0.21 [a]	0.26	0.33
Net realized and unrealized gain (loss)	(0.40)	0.26	1.89 [b]	1.52	(0.50)
Total from investment operations	(0.23)	0.48	2.10	1.78	(0.17)
Less dividends and distributions to shareholders from:
Net investment income	(0.97)	(0.94)	(0.70)	(0.28)	(0.30)
Return of capital	(0.15)	(0.18)	(0.42)	(0.84)	(0.82)
Total dividends and distributions to shareholders	(1.12)	(1.12)	(1.12)	(1.12)	(1.12)
Anti-dilutive effect from the issuance of reinvested shares	0.00 [c]	0.00 [c]	—	—	—
Anti-dilutive effect from the repurchase of shares	—	—	—	—	0.00 [c]
Net increase (decrease) in net asset value	(1.35)	(0.64)	0.98	0.66	(1.29)
Net asset value, end of year	$10.32	$11.67	$12.31	$11.33	$10.67
Market value, end of year	$9.46	$11.74	$11.34	$10.32	$9.30
Total net asset value return[d]	–1.70%	3.81%	20.09%	17.80%	–0.38%
Total market value return[d]	–10.43%	13.36%	21.46%	23.10%	–7.36%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2015	2014	2013	2012	2011
Net assets, end of year (in millions)	$238.8	$269.6	$283.5	$260.9	$245.7
Ratio of expenses to average daily net assets[e]	1.79%	1.72%	1.81%	1.91%	2.01%
Ratio of expenses to average daily net assets (excluding interest expense)[e]	1.54%	1.50%	1.57%	1.61%	1.65%
Ratio of net investment income to average daily net assets[e]	1.48%	1.75%	1.78%	2.26%	2.46%
Ratio of expenses to average daily managed assets[e,f]	1.42%	1.38%	1.44%	1.50%	1.56%
Portfolio turnover rate	77%	77%	81%	44%	56%
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	442%	486%	506%	474%	452%
Asset coverage per $1,000 for revolving credit agreement	$4,421	$4,862	$5,062	$4,737	$4,521

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88 and the total return on an NAV basis would have been 20.05%.

c  Amount is less than $0.005.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Does not include expenses incurred by the closed-end funds in which the Fund invests.

f  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealer when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2015, there were $502,417 of securities transferred from Level 1 to Level 2, which resulted from the Fund utilizing foreign equity pricing procedures as of December 31, 2015.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock: Canada	$3,362,181	$3,362,181	$—	$—
China	1,655,835	1,137,780	518,055	—
Ireland	3,483,613	3,483,613	—	—
Italy	2,925,182	395,416	2,529,766	—
Mexico	2,050,335	2,050,335	—	—
Netherlands	4,156,010	3,226,730	929,280	—
Singapore	5,059,922	4,525,632	534,290	—
South Korea	797,250	797,250	—	—
Switzerland	16,030,319	4,547,096	11,483,223	—
Unites States	146,080,100	146,080,100	—	—
Other Countries	83,758,533	—	83,758,533	—

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed End Funds	$6,479,852	$6,479,852	$—	$—
Preferred Securities— $25 Par Value:
Unites States	10,076,629	9,152,713	923,916	—
Other Countries	3,821,415	3,821,415	—	—
Preferred Securities— Capital Securities	17,501,131	—	17,501,131	—
Short-Term Investments	2,100,000	—	2,100,000	—
Total Investments[a]	$309,338,307	$189,060,113	$120,278,194	$—
Written option contracts	$(3,220,050)	$(3,220,050)	$—	$—
Total Depreciation in Other Financial Instruments[a]	$(3,220,050)	$(3,220,050)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from U.S. Real Estate Investment Trusts (REITs) and Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and CEFs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts. At December 31, 2015, the Fund did not have any forward foreign currency exchange contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2015, a portion of the distributions have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the year ended December 31, 2015, the Fund incurred $267,859 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $4,134 for the year ended December 31, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2015, totaled $252,550,545 and $264,843,637, respectively.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in written option contracts during the year ended December 31, 2015, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2014	920	$2,529,623
Option contracts written	14,771	34,993,787
Option contracts expired	(6,675)	(13,842,980)
Option contracts terminated in closing transactions	(3,250)	(6,069,394)
Option contracts exercised	(4,941)	(14,883,265)
Written option contracts outstanding at December 31, 2015	825	$2,727,771

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2015 and the effect of derivatives held during the year ended December 31, 2015, along with the respective location in the financial statements. The volume of activity for written option contracts for the year ended December 31, 2015 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written option contracts[a]	—	$—	Written option contracts	$3,220,050

a  Option contracts executed with Goldman Sachs & Co. are not subject to a master netting arrangement or another similar arrangement.

Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Depreciation
Foreign Exchange Risk:
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	$(111,002)	$—
Equity Risk:
Written option contracts	Net Realized and Unrealized Gain (Loss)	9,556,587	(1,310,702)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

At December 31, 2015, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written option contracts	$—	$401,000

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of December 31, 2015:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley & Co., Inc.	$401,000	$—	$(401,000)	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund's forward foreign currency exchange contracts activity during the year ended December 31, 2015:

	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$6,989,632	[a]
Ending Notional Amount	—

a  Average for the period March 26, 2015 through May 5, 2015.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2015	2014
Ordinary income	$22,454,297	$21,589,877
Return of capital	3,454,326	4,216,422
Total dividends and distributions	$25,908,623	$25,806,299

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2015, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$283,122,197
Gross unrealized appreciation	$42,961,871
Gross unrealized depreciation	(16,745,761)
Net unrealized appreciation	$26,216,110

As of December 31, 2015, the Fund had a net capital loss carryforward of $56,987,544, which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryovers, of which $50,426,907 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $2,240,248 and net ordinary losses of $25,470 after October 31, 2015, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2015, the Fund utilized net capital loss carryforwards of $18,605,525.

As of December 31, 2015, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, unrealized gains of passive foreign investment companies, mark to market on options contracts and partnership investments and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies, Fund distributions and prior year income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $18,531,258, accumulated net realized loss was credited $37,440 and dividends in excess of net investment income was credited $18,493,818. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2015 and December 31, 2014, the Fund issued 37,501 and 71,994 shares, respectively, of common stock for the reinvestment of dividends of $445,142 and $862,609, respectively.

On December 8, 2015, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2016, through the fiscal year ended December 31, 2016.

During the years ended December 31, 2015 and December 31, 2014, the Fund did not effect any repurchases.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Borrowings

The Fund has entered into an $80,000,000 secured, committed revolving credit agreement (credit agreement) with State Street Bank and Trust Company (State Street). The credit agreement has a 360 day rolling term that resets daily. The Fund pays a monthly financing charge which is calculated based on a LIBOR based or Federal Funds based rate. The Fund also pays a 0.15% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of December 31, 2015, the Fund had outstanding borrowings of $69,800,000. During the year ended December 31, 2015, the Fund borrowed an average daily balance of $69,800,000 at a weighted average borrowing cost of 1.0%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Income Builder, Inc. (the "Fund") at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 25, 2016

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended December 31, 2015) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (7/27/07)	One Year	Five Years	Since Inception (7/27/07)
–1.70%	7.54%	3.93%	–10.43%	7.06%	2.30%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2015 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $7,422,914. Additionally, 13.28% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the Plan). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Election of Directors

Effective October 1, 2015, the Board of Directors has elected Gerald J. Maginnis and Jane F. Magpiong as directors of the Fund to serve until the annual meeting of stockholders in 2016 and 2018, respectively, and until his or her successor is duly elected and qualifies. Please refer to the section titled "Management of the Fund" for the biographical information of each director.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	22	Since 1991
Joseph M. Harvey 1963	Director and Vice President	Until next election of directors	President and Chief Investment Officer of the Advisor since 2003 and President of CNS since 2004.	22	Since 2014

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until next election of directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until next election of directors	Attorney-at-law.	22	Since 1996
Dean Junkans 1959	Director	Until next election of directors

C.F.A.; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Member and former Chair, Claritas Advisory Committee at the CFA Institute since 2013; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015

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COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon 1942	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004
Gerald J. Maginnis 1955	Director	Until next election of directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Jane F. Magpiong 1960	Director	Until next election of directors	President, Untap Potential since 2013; Board Member, Crespi High School Since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003
Richard F. Helm 1959	Vice President	Senior Vice President of CSCM since 2005.	Since 2005
Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Yigal D. Jhirad
Vice President

Richard E. Helm
Vice President

William F. Scapell
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

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INBAR

Annual Report December 31, 2015

Cohen & Steers Global Income Builder

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2014
Audit Fees	$55,700	$55,700
Audit-Related Fees	$0	$0
Tax Fees	$13,080	$13,080
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1)                The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2015	2014

Registrant	$13,080	$13,080
Investment Advisor	$0	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the

(1)  Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.  We vote on a case-by-case basis considering the proxy access terms in light of a company’s specific circumstances and we may support proxy access proposals when management and boards have displayed a lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis. In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Ratification of Auditors

We vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•    an auditor has a financial interest in or association with the company, and is therefore not independent;

•    there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; .

•    the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting;

•    the auditors are being changed without explanation; or

•    fees paid for non-audit related services are excessive and/or exceed limits set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events; initial public offerings; bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.  We support the one-share, one-vote principle for voting.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Independent Chairman

We review on a case-by-case basis proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the company’s current board leadership and governance structure; company performance, and any other factors that may be applicable.

Separate Chairman and CEO Role

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined or the Chairman is not independent, we will vote for the appointment of a lead independent director and for regular executive sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed.  We vote in favor of proposals providing indemnification for directors and officers with respect to acts conducted in the normal course of business.  We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company and the director or officers’ legal expenses are covered.  We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are more serious violations of fiduciary obligations.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders..

Supermajority Vote Requirements

We generally support proposals that seek to lower super-majority voting requirements

Disclosure of Board Nominees

We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation

We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting.  However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Other Business

Cohen & Steers will generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal to be voted on.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  Change in Control (“CIC”) payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

•                  Plan Cost:  The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•            SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•            SVT based only on new shares requested plus shares remaining for future grants.

•                  Plan Features:

•            Automatic single-triggered award vesting upon CIC;

•            Discretionary vesting authority;

•            Liberal share recycling on various award types;

•            Minimum vesting period for grants made under the plan.

•                  Grant Practices:

•            The company’s three year burn rate relative to its industry/market cap peers;

•            Vesting requirements in most recent CEO equity grants (3-year look-back);

•            The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;

•            The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•            Whether the company maintains a claw-back policy;

•            Whether the company has established post exercise/vesting share-holding requirements.

We will generally vote against the plan proposal if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•                  Awards may vest in connection with a liberal CIC;

•                  The plan would permit repricing or cash buyout of underwater options without shareholder approval;

•                  The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•                  Any other plan features that are determined to have a significant negative impact on shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Agreements that include excessive excise tax gross-up provisions;

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 4, 2016, is set forth below.

Joseph Harvey • Vice president • Portfolio manager since inception	President and Chief Investment Officer of Cohen & Steers Capital Management, Inc. (“CSCM” or the “Advisor”) since 2003 and President of Cohen & Steers, Inc. (“CNS”) since 2004.

Jon Cheigh • Vice president	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM.

• Portfolio manager since 2012

Douglas Bond • Vice president • Portfolio manager since inception	Executive Vice President of CSCM since 2004.

William F. Scapell • Vice president • Portfolio manager since inception	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.

Richard Helm • Vice president • Portfolio manager since inception	Senior Vice President of CSCM since 2005.

Yigal D. Jhirad • Vice president • Portfolio manager since inception	Senior Vice President of CSCM since 2007.

Ben Morton • Vice president • Portfolio manager since 2007	Senior Vice President of CSCM since 2003.

Elaine Zaharis-Nikas • Vice president • Portfolio manager since 2012	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2003.

Jason A. Yablon • Vice president • Portfolio manager since 2012	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2008.

C&S utilizes a team-based approach in managing the registrant. Mr. Harvey is the leader of this team and acts in a supervisory capacity. Mr. Cheigh, Mr. Morton, Mr. Bond, Mr. Helm, Mr. Jhirad and Mr. Yablon direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell and Ms. Zaharis-Nikas manage the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of

December 31, 2015, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category. One (1) of the 36 other accounts managed by Mr. Harvey, with total assets of $113.9 million, are subject to performance-based fees. One (1) of the 3 other accounts managed by Mr. Helm with total assets of $65.9 million is subject to performance-based fees.  One (1) of the 9 other accounts managed by Mr. Morton with total assets of $106.1 million is subject to performance-based fees.

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	14	$22,479,958,487

• Other pooled investment vehicles	29	$16,235,852,877

• Other accounts	36	$5,359,469,241

Douglas Bond

	Number of accounts	Total assets

• Registered investment companies	1	$335,775,088

• Other pooled investment vehicles	0	$0

• Other accounts	3	$116,273,761

Jon Cheigh

	Number of accounts	Total assets

• Registered investment companies	6	$10,435,646,783

• Other pooled investment vehicles	22	$3,361,033,397

• Other accounts	16	$2,469,553,050

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$12,730,885,033

• Other pooled investment vehicles	5	$10,954,506,369

• Other accounts	8	$946,119,354

Richard Helm

	Number of accounts	Total assets

• Registered investment companies	1	$218,879,521

• Other pooled investment vehicles	2	$662,703,701

• Other accounts	3	$139,970,276

Yigal D. Jhirad

	Number of accounts	Total assets

• Registered investment companies	1	$111,052,116

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Elaine Zaharis-Nikas

	Number of accounts	Total assets

• Registered investment companies	6	$9,067,266,682

• Other pooled investment vehicles	3	$284,165,491

• Other accounts	6	$519,918,461

Ben Morton

	Number of accounts	Total assets

• Registered investment companies	5	$3,605,545,254

• Other pooled investment vehicles	10	$839,278,855

• Other accounts	9	$812,890,652

Jason A. Yablon

	Number of accounts	Total assets

• Registered investment companies	7	$13,886,461,941

• Other pooled investment vehicles	0	$0

• Other accounts	4	$936,793,857

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2015:

Dollar Range of Securities Owned
Joseph Harvey	None
Douglas Bond	$50,001 - $100,000
Jon Cheigh	None
William F. Scapell	None
Richard Helm	None
Yigal Jhirad	None
Elaine Zaharis-Nikas	None
Ben Morton	None
Jason Yablon	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”).  Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts.  It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts.  The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts.  For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading.  As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order.  Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known.  In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts.  In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S’s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the MSCI World Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 4, 2016